EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We consent to the incorporation by reference in this registration statement on Form S-8 of our report dated February 19, 1999, on our audits of the financial statements and financial statement schedules of Telecomunicaciones Marinas, S.A.

                                                 BDO Audiberia Auditores, S.L.

                                                 /s/ Peter Houdelet
                                                 -----------------------------
                                                 Partner

Madrid, Spain
August 3, 2000